                                                                  EXHIBIT 4.2


         COMMON STOCK                               COMMON STOCK
            NUMBER                                     SHARES



INCORPORATED UNDER THE LAWS OF                     SEE REVERSE FOR
     THE STATE OF DELAWARE                       CERTAIN DEFINITIONS
                                                  CUSIP 87924V 20 0

                                  [TCI LOGO]

                          TELE-COMMUNICATIONS, INC.

                             CLASS B COMMON STOCK


     This Certifies That




     Is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS B COMMON STOCK OF THE PAR VALUE OF $1 PER SHARE OF

                     [TCI TELE-COMMUNICATIONS, INC. LOGO]

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. A statement of the rights of the holders of the shares of the capital stock of the Corporation will be furnished by the Corporation to any stockholder upon written request and without charge. This Certificate is not valid unless countersigned by the Transfer Agent of the Corporation.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ STEPHEN M. BRETT                          /s/JOHN C. MALONE
- --------------------                          ---------------------
    Secretary                                    President

               [TELE-COMMUNICATIONS, INC. CORPORATE SEAL LOGO]

COUNTERSIGNED:                                           TRANSFER AGENT

                             THE BANK OF NEW YORK
                                  (NEW YORK)

BY


                                                   AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-  as tenants in common                              UNIF GIFT MIN ACT:                  CUSTODIAN
TEN ENT-  as tenants by the entireties                                        ------------------         --------------------
 JT TEN-  as joint tenants with                                                    (Cust)                       (Minor)
          right of survivorship and
          not as tenants in common                                          under Uniform Gifts to Minors

                                                                            Act
                                                                                ---------------------------------------------
                                                                                                    (State)

    Additional abbreviations may also be used though not in the above list.

   For Value received,                 hereby sell, assign and transfer unto
                      ----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
|                                       |
- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------

                                                                       Shares
- ----------------------------------------------------------------------

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  -----------------------------------------

                                                                  Attorney to
- -----------------------------------------------------------------

transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
       -----------------------------

                              X
                                ----------------------------------------------
                        NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



- -------------------------------------------------------------------------------
                  THIS SPACE MUST NOT BE COVERED IN ANY WAY